EXHIBIT 99.1

NEWS RELEASE

TAGLIKE ME ANNOUNCES STOCK SPLIT

DALLAS, TEXAS – PR NEWSWIRE – July 24, 2012 – TagLikeMe Corp. (the “Company”, “TagLikeMe”) (SYMBOL TAGG-OTCBB, M6C1-Frankfurt) announces that effective July 3, 2012, the Board of Directors of the Company authorized and approved a forward stock split of five for one (5:1) of our total issued and outstanding shares of common stock (the “Stock Split”).  The Stock Split was effectuated on July 23, 2012. The Stock Split increased our total issued and outstanding shares of common stock from 61,688,126 to 308,440,630 shares of common stock. The common stock will continue to be $0.001 par value.

About Glob Media

Glob Media’s primary business is the social search destination TagLikeMe.com or which is an Internet services platform that combines the most commonly used functions of search and social media interaction in one destination. TagLikeMe.com allows individuals to search the Internet by using the top two search engines of Bing™ and Google™ in addition to viewing related activities from popular social media based sites such as Facebook™, YouTube™, Twitter™ and Wikipedia ™ with regard to their search inquiry. In addition, Taglike.me gives searchers the opportunity to connect and chat with others worldwide that might be searching similar topics. This adds a much-needed human element to search and online social interaction. TagLikeMe.com is ideal for any online pedestrian or seasoned researcher that conducts significant search activities for personal or organization based interests.

The site has also incorporated sophisticated search refinement and semantic recommendation functions further allowing searchers to perform search inquiries more accurately and efficiently. The unique design of the site gives anyone the ability to preview a live snap shot of any web site, including images or videos, within their search results and users can simply drag and drop those results to their tagboards for later use, project organization or sharing.

For further information see: www.TagLikeMeCorp.com

Symbol: OTCBB/OTCQB – TAGG;

Frankfurt/Berlin Symbol - M6C1, WKN No.: A0QYTM; ISIN: 61732R 206

Contact North America: Investor Relations
Tel.: 214-800-2851

SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS.  RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY.  OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES.  THERE CAN BE NO ASSURANCE THAT THE COMPANY’S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.  THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.  ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS.  EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE.  THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.